EXHIBIT 10.2
Amendment No. 3 to Cooperative Development Agreement
THIS AMENDMENT, entered into as of 12th day of July, 2007 (this “Amendment”) by and between ALTUS PHARMACEUTICALS INC. , a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 125 Sidney Street, Cambridge, MA 02139, USA (hereinafter called “ALTUS”), and AMANO ENZYME INC. , a corporation organized and existing under the laws of Japan and having its principal place of business at 1-2-7, Nishiki, Naka-ku, Nagoya, Japan (hereinafter called “AMANO”), amends the Cooperative Development Agreement dated as of November 8, 2002, by and between Altus and Amano (the “Agreement”). Capitalized terms used in this Amendment and not defined in this Amendment shall have the meanings ascribed to them in the Agreement.
Background
WHEREAS, ALTUS, through research and development, acquires and possesses certain valuable technologies pertaining to certain pharmaceutical products known as ALTU-237 (an orally-delivered crystalline formulation of an oxalate-degrading enzyme designed by ALTUS for the treatment of hyperoxalurias) and a method for manufacturing such products and continues to develop scientific techniques pertaining to the products, and owns and controls certain patent rights and trademark rights in the products, and
WHEREAS, AMANO has, over the years, demonstrated its expertise in development, manufacturing and worldwide marketing of many kind of enzymes for the commercial markets especially in food industry and pharmaceutical industry, and has thereby established a reputation of high regard in such markets, which reputation is believed by ALTUS to be of great value to the possible success of the joint development contemplated hereunder, and
WHEREAS, AMANO desires to undertake manufacture of enzyme materials to be used in the products of ALTUS,
WHEREAS, ALTUS and AMANO desire to amend the Agreement to allow for, cooperative development for the manufacture and supply of oxalate-degrading enzymes (hereinafter called “Materials”) by Amano for use by Altus in ALTU-237 in certain non-clinical studies, and
WHEREAS, ALTUS and AMANO propose to decide at the end of the Phase II clinical trial process whether they will enter into a Phase III clinical supply and commercial supply manufacturing agreement.
NOW, THEREFORE, Altus and Amano agree to cooperate per this Amendment as follows:
1. The parties acknowledge that certain provisions of this Amendment anticipate that, if the parties agree that Amano shall act as the primary manufacturer of Materials following Phase II Completion, the parties will enter into good faith negotiations for a manufacturing agreement to
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act.

govern the manufacture and supply of Materials for both the Phase III clinical study and the commercial supply of ALTU-237 (the “Manufacturing Agreement”). Notwithstanding such provisions, the parties have agreed to proceed with the manufacture and supply of Pre-Clinical Materials as set forth below in this Amendment and to defer negotiation of the Manufacturing Agreement until the terms of paragraph 2 below have been met.
2. The parties have reached agreement regarding Altus’ anticipated timing and needs for pre-clinical Materials and Amano’s manufacturing capacity, resource availability and capabilities for such materials. Both parties will work in good faith to reach agreement regarding future clinical supply of Materials and Amano’s manufacturing capacity, resource availability and capabilities for such Materials. With respect to Materials for commercial supply which Amano has sufficient capacity and capabilities, and provided Amano has achieved successful completion of the clinical supply, Amano and Altus shall make a good faith election whether or not to negotiate the Manufacturing Agreement on or about [***]. In the event the development of ALTU-237 reasonably requires a decision for [**] supply at an earlier date, Altus shall notify Amano and Amano shall notify Altus of its interest in proceeding with negotiation of the Manufacturing Agreement within thirty (30) days of such notice. If the parties enter into the Manufacturing Agreement, Altus shall retain the right to [******] a [****] for any such Material.
3. Amano shall supply GMP-compliant Materials and non-GMP non-clinical Materials meeting the agreed upon Specifications at the following prices (excluding shipping charges) [***] that meets the requirements set forth in the quality agreements provided for in Section 4 below:
          Oxalate [***] (non-GMP): US$[****]*1
          Oxalate [***] (GMP): US$[*****]*2

*1 [***]
*2 [****]
     Collateral Condition
The necessary equipment for non-GMP and GMP production such as a homogenizer and a TFF has been [***] by [***] of [***], and Amano shall [***] to [***] its request [***] at such time as the completion of the activities contemplated by this Amendment have been completed. Also, [***] shall [***] with [***] for both non-GMP and GMP productions [***].
If the parties agree that Amano will supply Phase II clinical materials, Altus will give Amano notification of its anticipated requirements and delivery schedule for such Phase II Materials by [***]. Altus shall provide Amano with updates to the requirements and delivery schedule on a [**] basis until such time as Altus provides Amano with firm purchase order(s) for such Phase II clinical Materials, each of which shall be provided at least [*******] prior to the final delivery date for the Phase II Materials or the non-GMP requirements covered by such purchase order. Amano shall accept such purchase order(s) and shall deliver such Materials in accordance with such purchase order(s) to Altus’ designated location(s); provided that Amano shall not be
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act.

required to provide more than [******] of the quantities specified by Altus in its [***] notification and Amano shall not be required to deliver Materials other than in [***] of the [***] set forth above.
4. Within [**] after the date of this Amendment, the parties shall enter into a quality agreement relating to Amano’s supply of Materials (the “Quality Agreement”), which agreement shall address operational issues relating to manufacturing quality typically addressed in pharmaceutical manufacturing quality agreements; items to be contained in the Quality Agreement include, but are not limited to recalls, annual product reviews, returned goods, regulatory audits, compliance with cGMP and compliance with such other quality related concerns as are deemed appropriate by the parties. The Materials that Amano supplies shall conform to the requirements therefore to be specified in Exhibit A on or before [***] and in the Quality Agreement; provided that the parties acknowledge that, as of the date of this Amendment and as of [**] have not been and may not be [*****] and the parties agree to reasonably cooperate with one another [*****] and the [***] as needed to [*****].
5. The parties agree that other CMOs may be required to provide manufacturing services in connection with the manufacture and supply of Materials. Amano and Altus shall work collaboratively through the Joint Development Committee (JDC) to select such CMOs and decide upon the desired logistics with respect to interactions of such CMOs. Because the selection of satisfactory CMOs in a timely manner is of critical importance to Altus’ regulatory and product development responsibilities, Altus shall have the right to make the final decision regarding the selection of any CMO in the event that the JDC is unable to reach consensus on any such matter. Unless otherwise agreed by the parties on a case-by-case basis, Altus will contract with and supervise any required CMOs. Amano and Altus shall also cooperate with each other to promptly transfer any necessary manufacturing technology to any CMO selected in accordance with this Amendment. Altus shall [***] for [***] and [***] in connection with any required technology transfer pursuant to this paragraph.
6. If Amano elects to act as a manufacturer of some of the Materials for Phase III and commercial supply, the parties shall negotiate pricing for such supply in connection with their negotiation of the Manufacturing Agreement.
7. The parties acknowledge that Amano will manufacture and supply the Materials using only technology supplied by Altus or Joint Technologies. Amano shall grant licenses to use Joint Technologies to Altus with a right to grant sublicenses thereof to any CMOs described in paragraph 5 of this Amendment reasonably required to enable CMOs to manufacture Materials for commercial supply to Altus at a royalty rate of [**] of the [***] by [***] to [***] or [**] for such Materials. If Altus consents to the use of Amano Technologies, Amano shall grant licenses to use Amano Technologies to Altus with a right to grant sublicenses thereof to any CMOs described in paragraph 5 of this Amendment reasonably required to enable CMOs to manufacture Materials for commercial supply to Altus at a commercially reasonable royalty rate to be negotiated by the parties in good faith at the time that Altus grants its consent. Until such time that both Parties agree on such a mutually acceptable rate for the use of Amano’s technology, Amano agrees that it shall not use any Amano Technologies to produce ALTU-237
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act.

without the prior written consent of Altus. For the purposes of clarifying Section 4 of Article 11 of the Agreement, Altus shall be responsible for making royalty payments to Amano under that section.
8. The parties acknowledge that substantial communication and cooperation will be needed in order to facilitate the timely manufacture and supply of Materials for the Phase II clinical trial of the ALTU-237 and for non-GMP requirements. The parties agree to coordinate their activities with respect to such manufacture and supply matters through the JDC and to use reasonable efforts to undertake such activities in a manner consistent with the best commercial interests of the ALTU-237.
9. Without limiting Amano’s exclusivity obligations set forth in the Agreement, Amano shall not [********]or[***] to[***] any of the Materials supplied to Altus for ALTU-237, or any [***] under Good Manufacturing Practices [***]are[**]such [********], for [*****] any [**] that includes [***]or [**] from any sources that is to be [**] to [***] or otherwise would reasonably be expected [*******].
10. The parties agree to extend the term of the Agreement for a new term expiring upon the earlier of (a) the completion of the activities contemplated by this Amendment or (b) December 31, 2020. Such extension shall be for the sole purposes of the activities, rights and obligations of the parties under this Amendment.
11. Except as amended by this Amendment, the Agreement remains in full force and effect.
EXECUTED by the parties as of the date first written above.

ALTUS PHARMACEUTICALS INC.		AMANO ENZYME INC.

By:	/s/ Robert Gallotto	By:	/s/ Kuniyasu Kito

Name: Robert Gallotto		Name: Kunitasu Kito

Title: Vice President, Strategic Planning		Title: Managing Director, Marketing Division
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act.

Exhibit A
Specifications
Toxicology Studies: [***]
Phase II Clinical Studies: [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act.